Basis of Presentation (Tables)	6 Months Ended
Apr. 30, 2021
Text Block [Abstract]
Summary of quantitative information for financial instruments
The table below presents quantitative
information
for financial instruments that referenced certain IBORs as at November 1, 2020, the date of adoption for Phase 2 relief, and were either due to mature after December 31, 2021 or demand facilities that will be subject to remediation to amend the benchmark interest rate. Our GBP LIBOR and other LIBOR exposures have not materially changed since November 1, 2020.

(Canadian $ in millions)			November 1, 2020
	USD LIBOR	GBP LIBOR	Other (1)
Non-derivative assets (2)	100,521	868	1,225
Non-derivative liabilities (2)	7,435	692	-
Derivative notional amounts (3)(4)	1,570,534	20,972	6,702
Authorized and committed loan commitments (5)(6)	68,449	194	23,633

(1)	Includes CHF LIBOR, EONIA and JPY LIBOR .
(2)	All amounts are presented based on contractual amounts outstanding with the exception of securities, in non-derivative assets, which are disclosed based on carrying value.
(3)
Notionals represent the amount to which a rate or price is applied in order to calculate the amount of cash that must be exchanged under the contract. Notional amounts do not represent assets or liabilities and therefore are not recorded in our Consolidated Balance Sheet.

(4)
Includes certain cross-currency swap positions where both the pay and receive leg currently reference an IBOR. For those derivatives, the table above includes the notional for both the pay and receive legs in the relevant columns aligning with the IBOR exposure.

(5)
Excludes personal lines of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(6)
Other includes loan commitments where our customers have the option to draw from their facility in multiple currencies. Amounts drawn will be subject to prevailing interbank offered rates for the foreign currency, including those that are in scope of IBOR reform.

As a result of extending the cessation date of certain USD LIBOR settings, more contracts will expire prior to cessation and therefore the number and value of contracts that will be subject to remediation efforts has reduced. The following table presents the value of financial instruments impacted by the FCA extension, that is, ones that reference USD LIBOR (with the exception of the 1 week and 2-month settings) and either mature after June 30, 2023 or are demand facilities with no maturity date.

(Canadian $ in millions)	April 30, 2021
USD LIBOR
Non-derivative assets (1)	75,455
Non-derivative liabilities (1)	2,933
Derivative notional amounts (2)	1,112,747
Authorized and committed loan commitments (3)(4)	45,794

(1)	All amounts are presented based on contractual amounts outstanding with the exception of securities, in non-derivative assets, which are disclosed based on carrying value.
(2)
Notionals represent the amount to which a rate or price is applied in order to calculate the amount of cash that must be exchanged under the contract. Notional amounts do not represent assets or liabilities and therefore are not recorded in our Consolidated Balance Sheet.

(3)
Excludes personal lines of credit and credit cards that are unconditionally cancellable at our discretion. A large majority of these commitments expire without being drawn upon. As a result, the total contractual amounts may not be representative of the funding likely to be required for these commitments.

(4)
Excludes $8,746 million of loan commitments where the customer’s option to draw in another currency impacted by IBOR reform is limited to USD. Any amounts drawn under the option will be subject to USD LIBOR, which will be impacted by the June 30, 2023 cessation date.